 Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Robert B. Terry and John F. Berardi, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Farmland Industries, Inc.‘s 20002000 annual reports prepared, pursuant to Sections 13 or 15d of the Securities Act of 1934, (including any amendments thereto), and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

           s/s  ALBERT J. SHIVLEY               Chairman of Board            October 25, 2000
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              Albert J. Shivley                   and Director

              s/s  JODY BEZNER               Vice Chairman of Board          October 25, 2000
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                 Jody Bezner                      and Director

          s/s  LYMAN L. ADAMS, JR.                  Director                 October 25, 2000
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             Lyman L. Adams, Jr.

           s/s  RONALD J. AMUNDSON                  Director                 October 25, 2000
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             Ronald J. Amundson

          s/s  BAXTER ANKERSTJERNE                  Director                 October 25, 2000
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             Baxter Ankerstjerne

             s/s  STEVEN ERDMAN                     Director                 October 25, 2000
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                Steven Erdman

           s/s  HARRY FEHRENBACHER                  Director                 October 25, 2000
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             Harry Fehrenbacher

              s/s MARTIE FLOYD                      Director                 October 25, 2000
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                Martie Floyd

              s/s  DONALD GALES                     Director                 October 25, 2000
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                Donald Gales

             s/s  WARREN GERDES                     Director                 October 25, 2000
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                Warren Gerdes

             s/s  THOMAS H. GIST                    Director                 October 25, 2000
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               Thomas H. Gist

              s/s  BEN GRIFFITH                     Director                 October 25, 2000
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                Ben Griffith

              s/s  GAIL D. HALL                     Director                 October 25, 2000
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                Gail D. Hall

                                                    Director                 October 25, 2000
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                Barry Jensen

              s/s  RON JURGENS                      Director                 October 25, 2000
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                 Ron Jurgens

           s/s  WILLIAM F. KUHLMAN                  Director                 October 25, 2000
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             William F. Kuhlman

             s/s  GREG PFENNING                     Director                 October 25, 2000
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                Greg Pfenning

              s/s  MONTE ROMOHR                     Director                 October 25, 2000
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                Monte Romohr

              s/s  JOE ROYSTER                      Director                 October 25, 2000
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                 Joe Royster

            s/s  E. KENT STAMPER                    Director                 October 25, 2000
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               E. Kent Stamper

             s/s  ELI F. VAUGHN                     Director                 October 25, 2000
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                Eli F. Vaughn

              s/s  FRANK WILSON                     Director                 October 25, 2000
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                Frank Wilson